Annual Report to Shareholders


                          RUPAY-BARRINGTON GROWTH FUND


                               For the Year Ended
                                December 31, 1998

Dear Shareholders,

The Rupay-Barrington Growth Fund made its first investment on November 17, 1998, which we will refer to as its inception date. As of 12/31/98, the Fund had a total of 28 stocks in the portfolio; net assets of $195,942.21; and a YTD return of 6.48%. The top five holdings were: Gliatech; Fistar; Lason; Sun Microsystems; and EMC Corp Mass. The Fund's focus on technology and health care reflects the two major megatrends of today and tomorrow: the transformation of the U.S. from an industrial to an information based economy and society; and the aging population.

These megatrends will lead the market well into the next millennium and provide the guidelines for discovering the super companies of the 21st century. These are exciting times of great opportunity.

The Fund invest in U.S. companies with superior earnings and revenue growth potential that are leaders in their industries; have top product lines and excellent management. New companies with cutting edge technology and excellent potential are also reviewed. The Fund looks for companies that can prosper in the global economy.

Although 1998 was volatile, the S&P 500 finished the year with a 26.7% gain and the NASDAQ climbed 39.6%. As we enter 1999 conditions are very much the same: low inflation; low interest rates; low unemployment; global commodity price deflation; and a reasonably strong U.S. economy. Global financial problems will resurface; the Y2K problem will be upon us and speculators will see to it that the market is periodically overbought or oversold. I am cautiously optimistic due to secular trends that augur well for the bull market. Volatility can be expected and panic selling should be avoided. Investors are advised to have at least a five year time horizon in the equity market and stay on course.

Jill H. Travis, MBA, CFP
Portfolio

                       Schedule of Portfolio Investments
                                December 31, 1998

 Number
  of                                                                      Market
 Shares          Security                                                  Value
 ------          --------                                                  -----

                 COMMON STOCK:                  87.32%

                 AEROSPACE/DEFENSE:              4.03%
     200         Kroll-O'Gara Co.*                                        $7,887
                                                                          ------

                 BIOTECHNOLOGY:                  7.23%
     100         Agouron Pharmaceuticals Inc.*                             5,875
     100         Biogen Inc.*                                              8,300
                                                                           -----
                                                                          14,175
                                                                          ------
                 BANKS-MAJOR REGIONAL:           4.76%
     100         Firstar Corp*                                             9,325
                                                                           -----

                 COMPUTER-HARDWARE:              8.11%
     100         Dell Computer Corp*                                       7,319
     100         Sun Microsystems Inc.*                                    8,563
                                                                           -----
                                                                          15,882
                                                                          ------
                 COMPUTER-PERIPHERAL:            4.34%
     100         EMC Corp*                                                 8,500
                                                                           -----

                 COMPUTER-SOFTWARE/SERVICES:             13.66%
     150         Broadvision Inc.*                                         4,800
     100         Compuware Corp*                                           7,813
     300         Novell Inc.*                                              5,437
     100         Oracle Corporation*                                       4,312
     200         Spyglass Inc.*                                            4,400
                                                                           -----
                                                                          26,762
                                                                          ------
                 ELECTRONICS/SEMICONDUCTORS:              5.15%
     250         Neomagic Corp*                                            5,531
     100         Vitesse Semiconductor Corp*                               4,563
                                                                           -----
                                                                          10,094
                                                                          ------
                 HEALTH CARE-DRUGS:             11.12%

     150         Schering-Plough Corp.                                     8,287
     100         Serologicals Corp*                                        3,000
                                                                           -----
                                                                          21,787
                                                                          ------

                 HEALTH CARE-MEDIACL PRODUCTS:            2.51%
     100         Bindley Western Industries, Inc.                          4,925
                                                                           -----

                 INSURANCE-PROPERTY:             1.64%
     100         First American Financial Corp.                            3,213
                                                                           -----

                 INVESTMENT BANKING/BROKERAGE:            2.87%
     100         Charles Schwab Corp.                                      5,619
                                                                           -----

                 LEISURE TIME:                   2.14%
     150         T-HQ Inc.*                                                4,200
                                                                           -----

                 PHOTOGRAPH/IMAGING:             4.45%
     150         Lason, Inc.*                                              8,728
                                                                           -----

                 RETAIL-BUILDING SUPPLIES:       1.66%
     100         Eagle Hardware & Garden Inc.*                             3,250
                                                                           -----

                 RETAIL-DISCOUNTERS:             2.51%
     100         99 Cents Only Stores*                                     4,912
                                                                           -----

                 SERVICES-DATAPROCESSING:        2.97%
     100         Envoy Corp New*                                           5,825
                                                                           -----

                 TELECOM-CELLULAR:               2.70%
     400         Metro One Telecommunications Inc.*                        5,300
                                                                           -----

                 TELECOM-LONG DISTANCE:          5.47%
     100         GO2NET Inc*                                               3,538
     100         MCI WorldCom Inc.*                                        7,175
                                                                           -----
                                                                          10,713
                                                                          ------

                 TOTAL COMMON STOCK:                                     171,097
                 (Cost: $160,047)                                        -------


Principal
 Amount
--------
$ 45,612         SHORT TERM INVESTMENTS:        23.28%
                 Star Bank Money Market Fund
                 (Cost: $45,612)                                          45,612
                                                                          ------

                 TOTAL INVESTMENTS:
                 (Cost: $205,659)**           110.60%                    216,709
                 Liabilities in excess
                   of other assets           (10.60)%                   (20,767)
                                             ------                     -------
                 NET ASSETS                   100.00%                   $195,942
                                             =======                    ========



**Cost for Federal income tax purpose is $205,659 and net unrealized appreciation consists of:

          Gross unrealized appreciation                                  $12,884
          Gross unrealized depreciation                                  (1,834)
                                                                         ------
          Net unrealized appreciation                                    $11,050
                                                                         =======



*Non-income producing security

See Notes to Financial Statements

Statement of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------
ASSETS
Investments at value (Identified
 cost of $160,047)(Notes 1 & 3)                                         $171,097
Short term investments                                                    45,612
Dividends and interest receivable                                            877
Due from manager                                                           8,504
Prepaid expenses                                                           4,717
                                                                           -----
      TOTAL ASSETS                                                       230,807
                                                                         -------
LIABILITIES
 Investments purchased                                                    31,748
 Accrued expenses                                                          3,117
                                                                           -----
      TOTAL LIABILITIES                                                   34,865
                                                                          ------
NET ASSETS                                                              $195,942
                                                                        ========


NET ASSET VALUE OFFERING AND REDEMPTION PRICE PER
  SHARE ($195,942/18,455 shares outstanding)                              $10.62
                                                                          ======

At December 31, 1998 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

 Paid in capital                                        $184,892
 Net unrealized gain on investments                       11,050
                                                          ------
 Net Assets                                             $195,942
                                                        ========

See Notes to Financial Statements

Statement of Operations
For the period August 14, 1998* to December 31, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Dividends                                              $    8
  Interest                                                  871
                                                            ---
     Total income                                                           $879
                                                                          ------
Expenses:
 Investment management  fees (Note 2)                       288
 Recordkeeping and administration services (Note 2)       3,774
 Transfer agent fees (Note 2)                             2,054
 Shareholder servicing and reporting                        775
 Distribution fees                                          126
 Accounting fees (Note 3)                                 2,000
 Registration fees                                          169
 Custodian fees (Note 3)                                    117
                                                         ------
 Total expenses                                                            9,303
Expenses reimbursed or waived                                            (8,918)
                                                                         ------
Net expenses                                                                 385
                                                                          ------
Net investment income                                                        494
                                                                          ------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net unrealized appreciation on investments                              11,050
                                                                         -------
  Net increase in net assets resulting from operations                   $11,544
                                                                         =======

*Commencement of operations

See Notes to Financial Statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                 August 14,1998*
                                                               December 31, 1998
                                                               -----------------
OPERATIONS
 Net investment income                                                  $    494
 Net change in unrealized appreciation on investments                     11,050
                                                                          ------
  Net increase in net assets resulting from operations                    11,544

DISTRIBUTION TO SHAREHOLDERS FROM:
 Net investment income($.03 per share)                                     (506)

CAPITAL SHARE TRANSACTIONS
 Net increase in  net assets
  resulting from capital share transactions**                            184,904
                                                                        --------
  Net increase in net assets                                             195,942
  Net assets at beginning of period                                          -0-
                                                                        --------
NET ASSETS at end of period                                             $195,942
                                                                        ========

**A summary of capital share transactions follows:


                                                              August 14,1998*
                                                                    to
                                                             December 31, 1998
                                                             -----------------

                                                           Shares          Value
                                                           ------          -----
           Shares sold                                     18,407       $184,398
           Shares reinvested from distribution                 48            506
           Shares redeemed                                      0              0
                                                           ------       --------
           Net increase                                    18,455       $184,904
                                                           ======       ========

*Commencement of operations

See Notes to Financial Statements

Financial Highlights
For a Share Outstanding Throughout The Period
--------------------------------------------------------------------------------
                                                             August 14, 1998* to
                                                               December 31, 1998
                                                               -----------------
Per Share Operating Performance
Net asset value, beginning of period                                      $10.00
                                                                          ------

Income from investment operations-
   Net investment income                                                    0.03
   Net realized and unrealized gain on investments                          0.62
                                                                            ----
   Total from investment operations                                         0.65
                                                                            ----
 Less distributions-
   Distributions from net investment income                               (0.03)
                                                                          -----
   Total distributions                                                    (0.03)
                                                                          -----
Net asset value, end of period                                            $10.62
                                                                          ======
Total Return                                                               6.48%
                                                                           ====
Ratios/Supplemental Data
Net assets, end of period (000's)                                           $196
Ratio to average net assets-(A)
  Expenses before reimbursement                                         25.48%**
  Expenses after reimbursment                                            1.07%**
  Net investment income                                                  1.37%**
Portfolio turnover rate                                                    0.00%

 * Commencement of operations
** Annualized

(A) Management fee waivers and reimbursements reduced the expense ratios and increased net investment income ratios by 24.41%** for the period ended December 31, 1998.

See Notes to Financial Statements

Notes to the Financial Statements
December 31, 1998
--------------------------------------------------------------------------------
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Rupay-Barrington Growth Fund is a series of Rupay-Barrington Funds, Inc. (formerly Rupay-Barrington Total Return Fund, Inc.) (the "Fund") is registered under The Investment Company Act of 1940, as a diversified open-end management company. The fund commenced operations on August 14, 1998.

The investment objective of the fund is to seek capital appreciation, current income and preservation of capital by investing in a diversified portfolio of equity securities and fixed income securities.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments in securities listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on the NASDAQ System. If no sales price is available for a listed or NASDAQ security, or if the security is not listed on NASDAQ, such security is valued at a price equal to the mean of the latest bid and ask prices.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis.

D. Distribution to Shareholders. Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date.

E. Other. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

F. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--The Fund has engaged Rupay-Barrington Advisors, Inc. a wholly-owned subsidiary of Rupay-Barrington Financial Group Inc., to manage its investments. The Fund pays its Advisors an investment management fee for investment management and advisory services which is computed at an annual rate of 0.80 of 1% of the Fund's daily net assets.

Rupay-Barrington Financial Group Inc. has agreed to reimburse the Fund for any expenses, during the Fund's first five years of operations, which would cause the Fund's ratio of operating expenses to exceed 1.95% of average net assets. For the period ended December 31, 1998, a reimbursement of $8,918 was made.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent, $3,774 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $2,054 for its services for the period ended December 31, 1998.

Certain officers and directors of the Fund are also officers and directors of the investment advisor.

NOTE 3-PURCHASES AND SALES OF SECURITIES\CUSTODY--For the period ended December 31, 1998, the Fund made purchases and sales of securities other than short-term notes aggregated $160,047 and $0, respectively.

NOTE 4-DISTRIBUTION PLAN--The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan , Rupay-Barrington Securities Corp., a wholly-owned subsidiary of Rupay-Barrington Financial Group Inc., was entitled to a fee at an annual rate of 0.35 of 1% of the Fund's daily net assets. Rupay-Barrington Securities Corp. uses these fees to pay its dealers whose clients hold portfolio shares and for other distribution

Report of Independent Certified Public Accountants
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Rupay-Barrington Funds, Inc.
San Francisco, California

We have audited the accompanying statement of assets and liabilities of Rupay-Barrington Growth Fund, a series of Rupay-Barrington Funds, Inc., including the schedule of portfolio investments as of December 31, 1998, and the related statement of operations, statement of changes in net assets and financial highlights for the period August 14, 1998 (commencement of operations) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Rupay-Barrington Growth Fund as of December 31, 1998, the results of its operations, the changes in its net assets and financial highlights for the period August 14, 1998 to December 31, 1998, in conformity with generally accepted accounting principles.


TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 22, 1999